Note 12 - Other Assets	12 Months Ended
Dec. 31, 2011
Other Assets Disclosure [Text Block]
12.	OTHER ASSETS

(In Thousands)

	December 31
	2011	2010

Deferred charges	$2,513	$1,827
Land use rights	1,236	1,264
Refundable deposits	706	675
Deferred income tax assets - noncurrent	159	153
Prepayment for testing service	-	441
	$4,614	$4,360

Deferred charges are advance payments for consulting, maintenance, and engineering service contracts and are amortized over the terms of the contracts from 2 to 5 years.  Amortization expense of the deferred charges for the years ended December 31, 2011, 2010, and 2009 was approximately $1,150,000, $914,000, and $795,000, respectively.  An impairment charge of $115,000 was incurred as a result of the impairment analysis on the Network Security Group’s deferred charges for the year ended December 31, 2010.  Please see discussions in Note 3.

All land within municipal zones in China is owned by the government.  Limited liability companies, joint stock companies, foreign-invested enterprises, privately held companies and individual natural persons must pay fees for granting of rights to use land within municipal zones.  Legal use of land is evidenced and sanctioned by land use certificates issued by the local municipal administration of land resources.  Land use rights granted for industrial purposes are limited to a term of no more than 50 years.

Land use rights are recorded at cost less accumulated amortization.  Amortization is provided on a straight-line basis over the term of the land use rights agreement which is 49.7 years.  Amortization expense of the land use rights for the years ended December 31, 2011, 2010, and 2009 was approximately $28,000, $29,000, and $29,000, respectively.

In view of the expansion of its supply chain in China, the Company entered into a testing service agreement with Sigurd Cayman to obtain certain manufacturing and testing services.  The total prepayment amounts to $1,450,000 for the service period from July 2008 to June 2011.